UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2008 (September 5, 2008)

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Hexion Specialty Chemicals, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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New Jersey
(State or Other Jurisdiction of Incorporation)

1-71 (Commission File Number)	13-0511250 (I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio (Address of Principal Executive Offices)	43215-3799 (Zip Code)

614-225-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

               On September 8, 2008, Hexion Specialty Chemicals, Inc. (the “Company”) issued a press release in response to a Report on Schedule 13D filed by several shareholders of Huntsman Corporation and a Form 8-K filed by Huntsman Corporation with the Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

               On September 5, 2008, the Company filed a copy of the publicly available version of the pre-trial brief with the Court of Chancery of the State of Delaware. A copy of the public version of the pre-trial brief is attached hereto as Exhibit 99.2 and incorporated herein by reference in its entirety.

Item 9.01         Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press Release issued September 8, 2008.
	99.2	Public version of pre-trial brief filed in the Court of Chancery of the State of Delaware, dated September 5, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.
Date: September 8, 2008
By: /s/ Mary Ann Jorgensen Name: Mary Ann Jorgenson Title: Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued September 8, 2008.

99.2	Public version of pre-trial brief filed in the Court of Chancery of the State of Delaware, dated September 5, 2008.